Supplement to the currently effective Statements of Additional Information for the listed fund:

DWS International Fund

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The following information supplements the “Management of the Funds” section of the above Fund’s current Statements of Additional Information.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by Chris LaJaunie in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of December 31, 2007.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned

Chris LaJaunie	$50,001 - $100,000	$50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio manager may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for Chris LaJaunie, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations), managed by Chris LaJaunie. Total assets attributed to Chris LaJaunie in the tables below include total assets of each account managed by him, although the portfolio manager may only manage a portion of such account’s assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of December 31, 2007.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts

Chris LaJaunie	0	$0	0	$0

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

Chris LaJaunie	4	$86,797,515	0	$0

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fee	Total Assets of Performance-Based Fee Accounts

Chris LaJaunie	2	$114,160,972	0	$0

Please Retain This Supplement for Future Reference

May 8, 2008